Registration No. 333-183955

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Post-Effective Amendment No. 2

to

Form F-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Novartis AG

(Exact name of Registrant as specified in its charter)

Novartis Inc.

(Translation of Registrant’s name into English)

Switzerland

(State or other jurisdiction of incorporation or organization)

Not Applicable

(I.R.S. Employer Identification No.)

Lichtstrasse 35

4056 Basel, Switzerland

+41 61 324 1111

(Address and telephone number of Registrant’s principal executive offices)

Novartis Capital Corporation (Exact name of Registrant as specified in its charter)	Novartis Securities Investment Ltd. (Exact name of Registrant as specified in its charter)

Not Applicable (Translation of Registrant’s name into English)	Not Applicable (Translation of Registrant’s name into English)

Delaware (State or other jurisdiction of incorporation or organization)	Bermuda (State or other jurisdiction of incorporation or organization)

26-3086456 (I.R.S. Employer Identification No.)	Not Applicable (I.R.S. Employer Identification No.)

230 Park Avenue, 21st Floor New York, New York 10169 + 1 212 307 1122 (Address and telephone number of Registrant’s principal executive offices)	131 Front Street Hamilton, HM12, Bermuda +1 441 296 8025 (Address and telephone number of Registrant’s principal executive offices)

Dr. Felix R. Ehrat
Dr. Christian Rehm
Novartis AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
+41 61 324 1111

(Name, address and telephone number of agent for service)

Copies of all communications to:

Bernd Bohr Mayer Brown International LLP 201 Bishopsgate London EC2M 3AF +44 20 3130 3640	Stuart K. Fleischmann Shearman & Sterling LLP 599 Lexington Ave New York, NY 10022 +1 212 848 7527

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Explanatory Note

The purpose of this Post-Effective Amendment No. 2 to the registration statement is to file certain exhibits to the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.   Exhibits

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)

4.1

Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 2.400% Notes due 2022 (4)

4.4	Form of Guaranteed Debt Security for 3.700% Notes due 2042 (5)

4.5	Officer’s Certificate of Novartis Capital Corporation (6)

4.6	Form of Guaranteed Debt Security for 3.400% Notes due 2024

4.7	Form of Guaranteed Debt Security for 4.400% Notes due 2044

4.8	Officer’s Certificate of Novartis Capital Corporation

5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation and Novartis Securities Investment Ltd. (7)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (8)

5.3	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (9)

5.4	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (10)

5.5	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (11)

5.6	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation

5.7	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG

12.1	Computation of Ratio of Earnings to Fixed Charges (12)

12.2	Computation of Ratio of Earnings to Fixed Charges (13)

23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1, 5.4 and 5.6)

23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2, 5.5 and 5.7)

23.3	Consent of Appleby (included in Exhibit 5.3)

23.4	Consent of PricewaterhouseCoopers AG (14)

24.1	Powers of Attorney (15)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA, National Association (16)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(4)	Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(5)	Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(6)	Incorporated by reference to Exhibit 4.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(7)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(8)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(9)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(10)	Incorporated by reference to Exhibit 5.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(11)	Incorporated by reference to Exhibit 5.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(12)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(13)	Incorporated by reference to Exhibit 12.2 of the Report on Form 6-K furnished to the SEC on February 18, 2014 with a statement of computation of the ratio of earnings to fixed charges

(14)	Incorporated by reference to Exhibit 23.4 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(15)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(16)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis AG, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 21st day of February, 2014.

Novartis AG

By:
/s/ HARRY KIRSCH
Name:	Harry Kirsch
Title:	Authorized Signatory

By:
/s/ DR. FELIX R. EHRAT
Name:	Dr. Felix R. Ehrat
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer (principal executive officer)	February 21, 2014
Joseph Jimenez

/s/ HARRY KIRSCH	Chief Financial Officer (principal financial and accounting	February 21, 2014
Harry Kirsch	officer)

	Chairman of the Board of Directors	February 21, 2014
Dr. Joerg Reinhardt

*	Vice Chairman of the Board of Directors	February 21, 2014
Dr. Ulrich Lehner

*	Vice Chairman of the Board of Directors	February 21, 2014
Dr. Enrico Vanni

*	Director	February 21, 2014
Dr. Dimitri Azar

	Director	February 21, 2014
Dr. Verena A. Briner

*	Director	February 21, 2014
Dr. William Brody

Post-Effective Amendment No.2 to Registration Statement

Signature	Title	Date

*	Director	February 21, 2014
Dr. Srikant Datar

*	Director	February 21, 2014
Ann Fudge

*	Director	February 21, 2014
Dr. Pierre Landolt

*	Director	February 21, 2014
Dr. Andreas von Planta

	Director	February 21, 2014
Dr. Charles L. Sawyers

*	Director	February 21, 2014
Dr. Ing. Wendelin Wiedeking

	Director	February 21, 2014
William T. Winters

*	Director	February 21, 2014
Dr. Rolf M. Zinkernagel

*	Authorized U.S. Representative	February 21, 2014
Barry Rosenfeld

Post-Effective Amendment No.2 to Registration Statement

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 21st day of February, 2014.

Novartis Capital Corporation

By:
*
Name:	Helen Boudreau
Title:	Director and President (principal executive officer and principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ FELIX SENN	Chairman of the Board of Directors	February 21, 2014
Felix Senn

*	Director and President (principal executive officer and principal	February 21, 2014
Helen Boudreau	financial and accounting officer)

Post-Effective Amendment No.2 to Registration Statement

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Securities Investment Ltd., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 21st day of February, 2014.

Novartis Securities Investment Ltd.

By:
*
Name:	Simon Zivi
Title:	Chairman of the Board of Directors (principal executive officer and principal financial and accounting officer)

By:
*
Name:	Michael L. Jones
Title:	Deputy Chairman of the Board of Directors and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board of Directors (principal executive officer	February 21, 2014
Simon Zivi	and principal financial and accounting officer)

*	Deputy Chairman of the Board of Directors and Secretary	February 21, 2014
Michael L. Jones

*	Director	February 21, 2014
Felix Eichhorn

*	Director	February 21, 2014
Timothy Faries

	Alternate Director	February 21, 2014
Alison Dyer-Fagundo

*	Alternate Director	February 21, 2014
Tonesan Amissah

*	Authorized U.S. Representative	February 21, 2014
Barry Rosenfeld

Post-Effective Amendment No.2 to Registration Statement

*By his signature below, each of the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, have signed this Post-Effective Amendment No. 2 to the registration statement on behalf of the person indicated.

/s/ FELIX SENN
Felix Senn

/s/ DR. FELIX R. EHRAT
Dr. Felix R. Ehrat

Post-Effective Amendment No.2 to Registration Statement

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)

4.1

Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 2.400% Notes due 2022 (4)

4.4	Form of Guaranteed Debt Security for 3.700% Notes due 2042 (5)

4.5	Officer’s Certificate of Novartis Capital Corporation (6)

4.6	Form of Guaranteed Debt Security for 3.400% Notes due 2024

4.7	Form of Guaranteed Debt Security for 4.400% Notes due 2044

4.8	Officer’s Certificate of Novartis Capital Corporation

5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation and Novartis Securities Investment Ltd. (7)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (8)

5.3	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (9)

5.4	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (10)

5.5	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (11)

5.6	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation

5.7	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG

12.1	Computation of Ratio of Earnings to Fixed Charges (12)

12.2	Computation of Ratio of Earnings to Fixed Charges (13)

23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1, 5.4 and 5.6)

23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2, 5.5 and 5.7)

23.3	Consent of Appleby (included in Exhibit 5.3)

23.4	Consent of PricewaterhouseCoopers AG (14)

24.1	Powers of Attorney (15)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA, National Association (16)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(4)	Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(5)	Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(6)	Incorporated by reference to Exhibit 4.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(7)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(8)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(9)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(10)	Incorporated by reference to Exhibit 5.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(11)	Incorporated by reference to Exhibit 5.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-183955) filed with the SEC on September 21, 2012

(12)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(13)	Incorporated by reference to Exhibit 12.2 of the Report on Form 6-K furnished to the SEC on February 18, 2014 with a statement of computation of the ratio of earnings to fixed charges

(14)	Incorporated by reference to Exhibit 23.4 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(15)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012

(16)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-183955) filed with the SEC on September 18, 2012